SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                         ______________

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of report (Date of earliest event reported): April 30, 2001

                                       SWANK, INC.
     (Exact Name of Registrant as Specified in its Charter)


Delaware                      1-5354                  04-1886990
(State or Other      (Commission File Number) (I.R.S. Employer
 Jurisdiction of                              Identification No.)
 Incorporation)


     6 Hazel Street
Attleboro, Massachusetts                                 02703
(Address of Principal Executive Offices)              (Zip Code)


(Registrant's telephone number, including area code):(508)222-3400



                       Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)


Item 5.   Other Events.

     On April 30, 2001, Swank, Inc. (the "Company") issued a press release announcing that the Company has received notice from the Nasdaq Stock Market indicating that Swank was not in compliance with Nasdaq's requirement for continued listing of its Common Stock on the Nasdaq SmallCap Market due to a delinquency in the filing of its Form 10-K for fiscal 2000 and that the Company has been advised that the Form 10-K filing will be considered by a Nasdaq Listing Qualifications Panel at a previously announced May 10, 2001 hearing to discuss the potential delisting of its shares of Common Stock.

     A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.

Item 7.   Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     Exhibit No.         Description

            99           Press Release of the Company dated
                         April 30, 2001.


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 30, 2001            SWANK, INC.


                                 By:   /s/ John Tulin
                                     John Tulin, President

                                2


                          EXHIBIT INDEX


     Exhibit No.         Description

       99          Press Release of the Company dated
                   April 30, 2001.